UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 10, 2004

                            SCHICK TECHNOLOGIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

State of Delaware                       000-22673            11-3374812
(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

                                30-00 47th Avenue
                        Long Island City, New York 11101

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (718) 937-5765

                       (Former Name or Former Address, if
                           Changed Since Last Report)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 10, 2004, Schick Technologies, Inc. issued a press release announcing its financial results for the second quarter of fiscal year 2005, ended September 30, 2004. A copy of this press release is attached hereto as
Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1: Press Release, dated November 10, 2004, of Schick Technologies, Inc. announcing its financial results for the second quarter of fiscal year 2005, ended September 30, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SCHICK TECHNOLOGIES, INC.
                                                     (Registrant)

Date: November 10, 2004


                                              By: /s/ Jeffrey T. Slovin
                                                  ---------------------
                                                      Jeffrey T. Slovin
                                                      CEO & President